UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2021

TIVIC HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41052	81-4016391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25821 Industrial Blvd., Suite 100

Hayward, CA 94545

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 276-6888

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Compensation Plan

On December 16, 2021, the board of directors (the “Board”) of Tivic Health Systems, Inc., a Delaware corporation (the “Company”), upon recommendation of the compensation committee of the Board (the “Compensation Committee”), approved an annual compensation plan for the Company’s Board (the “Board Compensation Plan”). In accordance with the Board Compensation Plan, directors of the Company will be entitled to receive the following annual compensation, which amounts will be paid in equal quarterly installments in accordance with the Company’s policies:

•	Annual Retainer for all Directors: $35,000
•	Chairman of the Board: $15,000
•	Chairman of the Audit Committee: $13,000
•	Chairman of the Compensation Committee: $9,000
•	Chairman of the Nominating and Governance Committee: $6,000

Prior to approval of the above Board Compensation Plan, the Company did not have a compensation plan in place for its Board.

Appointment of Chief Operating Officer

On December 21, 2021, the Company’s Board of Directors appointed Ryan Sabia, 35 years of age, as the Company’s Chief Operating Officer (“COO”). Prior to his appointment as COO, Mr. Sabia served as the Company’s Vice President of Sales and Operations since March 2021. Mr. Sabia has almost two decades of experience in global supply chain, systems infrastructure, and sales operations in industries that range from automotive, medical supply, and consumer electronics. From June 2019 to April 2021, Mr. Sabia served as Global Director of Strategic Operations for Mars, Inc. From July 2015 to December 2018, he served as General Manager of Operations for Medelita, LLC, a medical apparel design and manufacturing company. Prior to that, he worked as Senior Director of Operations for Pinpoint Resources Group, a software technology consulting and staffing company, from January 2013 to July 2015, and as a Hedge Fund Financial Reporting Analyst for J.P. Morgan from August 2012 to January 2013. Mr. Sabia is seasoned in environments that range from Fortune 500 companies (J.P. Morgan, BestBuy, and Toyota) to bootstrap startups, while specializing in scaling for global omnichannel logistics and e-commerce marketplaces. As a result of his finance and accounting background, Mr. Sabia drives a data-focused approach while leveraging modern technologies for business analytics and resource planning. Mr. Sabia graduated from Suffolk University Sawyer Business School with a Bachelor of Science in Finance.

Mr. Sabia and the Company do not have a formal employment agreement in place. However, Mr. Sabia is entitled to receive a base salary of $250,000 per annum, and will be eligible to receive, at the sole discretion of the Board, an annual end-of-year incentive bonus in amount up to 25% of his base salary. The annual end-of-year incentive bonus, if earned, will be determined by the Board, in its sole discretion, and will be dependent upon the achievement of certain Company milestones and profitability, and such other milestones as the Board deems appropriate.

There is no arrangement or understanding between Mr. Sabia and any other person pursuant to which Mr. Sabia was appointed as COO. There are no family relationships between Mr. Sabia and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Mr. Sabia has not engaged in any related-person transactions required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01 Other Events

Change in Principal Place of Business

The Company has moved its principal place of business from Newark to Hayward, California, where it is subleasing approximately 9,091 square feet of office space. The material terms of the sublease were previously disclosed by the Company in that Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on November 18, 2021. The Company’s new principal place of business is located at 25821 Industrial Blvd, Suite 100, Hayward, CA 94545.

Pending Clinical Trial Update

The Company is providing this corporate update to announce that it is collaborating with the Icahn School of Medicine at Mount Sinai, an international leader in medical and scientific training, biomedical research, and patient care, to complete a double-blind, randomized, controlled trial to evaluate the viability of the Company’s technologies as a bioelectronic alternative to opioids for post-surgery pain management, which will be conducted by Mount Sinai's Department of Otolaryngology-Head and Neck Surgery. The Company and Icahn are currently preparing for the clinical trial, and the Company expects that the clinical trial will commence in the near term.

Mindgruve Appointment as Digital Marketing Agency of Record

On December 20, 2021, the Company issued a press release announcing that the Company has named Mindgruve, a modern marketing agency, as its digital marketing agency of record. A copy of the press release announcing the appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”), and is incorporated herein by reference.

The information set forth under Item 8.01 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 8.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is disclosed solely pursuant to this Item 8.01.

Forward-Looking Statements

This Current Report contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit Numbers	Description

99.1	Press Release, dated December 20, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2021

TIVIC HEALTH SYSTEMS, INC.

By:	/s/ Briana Benz
Name: Briana Benz
Title: Chief Financial Officer